 Investor PresentationMay 31, 2016

 Forward Looking Statements   FORWARD-LOOKING STATEMENTSThis presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the successful resolution of government inquiries or investigations relating to our businesses and programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; (xxii) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxiii) other risks and uncertainties set forth herein and in our 2015 Form 10-K.Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

 What is Kaman?  Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services  Leading Provider of Highly Engineered Aerospace & Industrial Products Serving a Broad Range of End Markets

 Distribution  Kaman Corporation Overview    Distribution  Aerospace        $1.8B Revenues  Aerospace  Based on 2015 Actual Results

 Outstanding portfolio of engineered content/intellectual property (IP) across AerospaceDistribution aligned with best-in-class vendorsDiverse end market exposure provides consistent performance to fund growth  Strategically Positioned  Kaman Investment Highlights  Improving Financials  Reliable Business Strategies  Focused on driving profitable top-line growth Deliver EBITDA growth through scale and operational executionGenerate strong consistent cash flow to fund long-term growth  Disciplined acquisition growth to achieve scale and margin enhancementsContinuing focus on innovation to maintain differentiationRelentless effort to drive operational excellence and leanShared services allow for efficient allocation of resources

 Market Opportunities  Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments    AEROSPACEOEM/Tier 1 outsourcing and supplier consolidationHigher bearing content on new platformsIncreasing commercial build rates driving bearing and aerostructure salesNew programs provide offset to lower defense spending   DISTRIBUTIONSupplier consolidation favors larger national service providersIncreased need for value added servicesLarge fragmented market provides consolidation opportunitiesFactory automation trends driving fluid power and high speed automation solutions

 Organic Growth Drivers   Aerospace  Distribution  “One Kaman Approach”New product development efforts at Specialty BearingsContinued commercial aerospace cycle growth and demand for fuzing productsProgram renewals and extensionsExpanded geographic footprint  Supplier consolidationFactory automation trendsDifferentiated product and servicesProduct platform cross-selling National account opportunities

 Capital Deployment Framework  Capital deployment is focused on growth investments & return of capital to shareholders  Dividends & Share Repurchases   Capital Expenditures  Acquisitions  Total $800 Million Period: Years 2010-2015  Increased dividend 12.5% in 2015 to an annualized rate of $0.72 per shareDividends paid without interruption for 46 years$100 million share repurchase authorization in place to offset dilution from employee stock plans$700 million credit facility provides significant committed capitalContinue to pursue acquisitions to accelerate growth

   34%  Aerospace

 Aerospace Overview  v  AEROSYSTEMS  SPECIALTY BEARINGS & ENGINEERED PRODUCTS  FUZING & PRECISION PRODUCTS            Engineering design and testingTooling design & manufactureAdvanced machining and composite aerostructure manufacturing Complex assemblyHelicopter MRO and support  Self-lube airframe bearingsTraditional airframe bearingsMiniature ball bearingsFlexible drive systemsAftermarket engineered components  Bomb and missile safe and arm fuzing devicesPrecision measuring systems Memory products    Global commercial and defense OEM’sSuper Tier I’s to subcontract manufacturersAircraft operators and MRO Specialized aerospace distributorsIndustrial and medical manufacturers of high precision equipment    U.S. and allied militariesWeapon system OEMs    Consistent growth of bearing product line revenue from new program positions and higher build ratesExpanding engineered products portfolio into new end marketsAssembly and structures capabilities provide opportunities for additional subcontract programs     Exclusivity and significant backlog provide a stable revenue base  BusinessDynamic  Customers  Products

 Aerospace Profile  Sales by Product Line2015  Net Sales $598MOI% - GAAP 18.5%OI% - Adjusted 19.2%1  Financial Summary 2015  Technology Profile  1 See Non-GAAP reconciliation

 Aerospace Financial Performance    Revenue Growth  Adj. EBITDA * Growth  Adj. EBITDA*/Employee: 34% since 2011    $ in millions    5 year CAGR 10%

 Primary Aerospace Locations  Diverse locations focused on core competencies

 Aerospace Strategy

 1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  Aircraft Programs/Capabilities  1. Doors2. Nose landing gear3. Engine/thrust reverser4. Flight controls5. Flaps6. Main landing gear7. Rudder8. Horizontal stabilizer  Bearing Products  Other Products   9. Door assemblies10. Top covers11. Fixed leading edge12. Fixed trailing edge13. Winglets14. Wing structures, flaps, slats15. Composite structures (e.g. access doors, radomes, consoles)16. Nacelle components  15  15

 1  4  1  2  3  5  4  4  4  4  Aircraft Programs/Capabilities  1. Flexible drive systems2. Flight control bearings3. Landing gear bearings  Bearing Products  Other Products  4. Manufacture and subassembly of major structures (e.g. cockpit) 5. Blade manufacture, repair andoverhaul6. Manufacture of composite structures (e.g. radomes)   6

 Significant Platforms  737  777  787  K-MAX®  A350  AH-1Z  UH-60  SH-2  JPF  A-10

 Market Leading Self-Lube Airframe Bearing Product Lines  ProprietaryTechnology  Material Science Capability  Application EngineeringExpertise  Operational Excellence  KAron® • KAflex® • Tufflex®  New TechnologiesNew ProductsCustomizationR&D Capabilities  Work ForceLean AutomationCustomer intimacy  World Class Performance

 Airframe Bearings and Components          Flap SystemsDoorsLanding gearFlight controlsThrust reversers   Fixed Wing  Industrial  Rotary Wing  Marine and Hydro  Flexible drive systemsFlight control bearingsLanding gear bearings  Dive systemsDoors and hatchesRudderPeriscopeWicket gatesNavigational locks  Oil sands bearings and track rollersMotorsport bearings and bushings

 Super Precision Miniature Ball Bearings - Markets          MedicalDentalPharmaceutical   Healthcare  Aviation and Defense  Industrial and Distribution  Drive Systems and Analysis  General machinery Distribution TextilePrinting Electronics  Vacuum technologyPowertrain / turbo machinesMeasurement & analysis equipmentTooling machine   Civil aviationMilitary and defenseSatellites and space vehicles

 Aftermarket Components – Major Platforms  Rolls-Royce 250• Over 600 PMAs• Estimated 11,000 engines in service• Part offerings include:– Compressor wheels– Turbine nozzles– Combustion liners– Vane diffusers  PT6• Over 170 PMAs• Estimated 16,000 engines in service (most popular in GA)• Part offerings include:– Turbine blades– Shroud segments– Gears and shafts  Honeywell APU• Over 130 PMAs• Estimated 15,000 APUs in service• Part offerings include:– Turbine blades– Sector gear– Shroud segment– Inlet guide vanes– Aft diffuser housing  Medium Helicopter• Over 200 PMAs, including 29 Bell approved parts• Estimated 7,000 aircraft in service• Part offerings include: – Main rotor grips– Tail rotor shafts– Bearings, strap fittings– Blade bolts– Trunnions

 Fuzing Products  SLAM-ER  HARPOON  MAVERICK  AMRAAM  FMU-139  TOMAHAWK  JPF  STANDARD MISSILE  SLAM-ER  SLAM-ER  AMRAAM  TOMAHAWK  STANDARD MISSILE  AGM-65M  AMRAAM  On a Majority of U.S. Weapon Systems

   U.S. Air Force (USAF) bomb fuzeUSAF inventory levels below desired quantity, and foreign orders provide additional opportunitiesStrong JPF demand has driven fuzing backlog over $300 million27 foreign customersSystem field reliability is greater than 99%Increasing capacity to meet customer demand Expectations are for deliveries of 30,000 to 34,000 fuzes in 2016    Bomb CompatibilityJDAMPaveway II and IIIGBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54BLU-109, 110, 111, 113, 117, 121, 122, 126MK82/BSU-49, MK83/BSU-85, MK84/BSU-50  JPF Program

 SH-2G Aftermarket support for Egypt, New Zealand, Poland, and Peru flying fleetsFlying fleet projected to grow 40% from 2014K-MAX® Aftermarket supportReopened production line in 2015We continue to pursue unmanned USMC and DOI programs with our partner Lockheed MartinMRO including spares and repairs  Air Vehicles and MRO - Products, Services and Capabilities  Unmanned K-MAX®  Test & Analysis  Commercial K-MAX®  SH-2G Super Seasprite

 Distribution

 Distribution Overview  PRODUCT PLATFORM  Bearings & Mechanical PowerTransmission (BPT)  FLUID POWER  AUTOMATION, CONTROL & ENERGY (ACE)  % of 2015 Sales  50%  20%  30%  Market Size(1)  $13 Billion  $7 Billion  $15 Billion  Acquisitions since 2010  Allied Bearings SupplyPlains BearingFlorida Bearings Inc.Ohio Gear and Transmission  INRUMECCatchingNorthwest Hose & FittingsWestern Fluid ComponentsB. W. RogersCalkins Fluid Power  ZellerMinarikTarget Electronic SupplyB. W. RogersG.C. Fabrication  Major Suppliers        Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

 Platform Evolution  Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering  Bearings & Power Transmission  up 31%  Automation, Control & Energy  up 313%  Fluid Power  up 210%         b   b   b  Sales from continuing operationsGrowth in sales from the full year 2009 thru 2015  a  b

 Scale  Distribution – Road to 7+% Operating Margin  TODAY<5%  FUTURE7+%  Improved Operational Efficiencies  Product Mix  Strategic Pricing  CATALYSTS

 Business Strategies  Pipeline for each product platformFormal integration processEnd market diversification  Focused on outside sales forceTargeting strategic geographic marketsKaman training programs  Adding more differentiated productsLarge national account pipeline Targeting new end markets  Strategic pricingSupplier rebates Purchasing leverage  Multi-phase rolloutIncludes CRM, WMS, FinancialsNetwork consolidation  1  2  3  5  4

 Executing Strategy and Building Network

 Acquisitions in all Product Platforms  Distribution Group Sales

 Adding Leading Brands in Multiple Technologies      PLCs, HMIsSensors & SignalingMachine Safety  HydraulicsPneumaticsFluid Connectors    Motion ControlServos & SteppersLinear Motion  BearingsPower TransmissionIndustrial Supplies  Value- Added Technologies  2009  2015

 Extensive Solution and Service Capabilities

   Summary

 Long-Term Financial Targets  Kaman Corporation  3% – 6% organic sales growth3% – 10% including acquisitions  Distribution   3% – 6% organic sales growth3% – 10% including acquisitions7+% operating margin   Aerospace    Corporate Expense  ≤2.5% of sales by 2019  Free Cash Flow  80% – 100% of net income  3% – 6% organic sales growth3% – 10% including acquisitionsHigh-teens operating margin %

 Aerospace– Leveraging unique set of proprietary products and capabilities– Strong platform positions across commercial & defense markets– Robust pipeline of future opportunitiesDistribution– Three product platform strategy expands growth opportunities– Increased scale provides improved operating leverageSuccessfully execute future acquisitionsLeverage experienced management and workforce across the companyStrong financial position provides significant capital deployment opportunities  Positioned for Future Growth  Executing strategies to deliver shareholder value over time

   Financial Information and Non-GAAP Reconciliations

 Sales and Operating Income

 Net Earnings

 Cash Flow, Balance Sheet, and Capital Factors